                          GLOBALSANTAFE FLEET STATUS
                                 as of 6.6.02

                                                             CHANGE                                                      ADDITIONAL
                      RATED                                   FROM                                         DAYRATE       COMMITMENTS
                      WATER                                 PREVIOUS                 START    ESTIMATED      (IN          AND OTHER
RIG NAME              DEPTH      RIG DESIGN     LOCATION     MONTH      STATUS       DATE     END DATE    THOUSANDS)    INFORMATION*
------------------------------------------------------------------------------------------------------------------------------------
JACKUPS (44)
------------------------------------------------------------------------------------------------------------------------------------
Britannia                200'   Bret            UK North Sea             Contracted  early    late        low $70s     Followed by
                                Engineering                                          Apr 02   Jun 02                   26-month
                                                                                                                       contract in
                                                                                                                       low $70s

Compact Driller          300'   MLT 116-C       Thailand                 Contracted  early    late        low $50s
                                                                                     Sep 01   Aug 02

Galaxy I                 400'   F&G L-780       UK North Sea   Yes       Contracted  early    late        high $90s    Followed by
                                Mod VI                                               Jul 01   Jul 02                   4 1/2-month
                                                                                                                       contract in
                                                                                                                       high $90s;
                                                                                                                       followed by
                                                                                                                       2 1/2-month
                                                                                                                       option in
                                                                                                                       high $90s

Galaxy II                400'   KFELS Mod VI    East Canada    Yes       Contracted  early    late        high $120s
                                                                                     Nov 01   Oct 03

Galaxy III               400'   KFELS Mod VI    UK North Sea             Contracted  early    early       mid $140s
                                                                                     Jun 01   Dec 02

Galveston Key            300'   MLT 116-C       Vietnam        Yes       Contracted  early    mid         high $60s
                                                                                     May 02   Jan 03

Glomar Adriatic I        300'   MLT 116-C       Nigeria        Yes       Shipyard    late     mid         upgrade      Followed by
                                                                                     Mar 02   Jun 02                   2-year
                                                                                                                       contract in
                                                                                                                       low $70s

Glomar Adriatic II       350'   MLT 116-C       Gulf of        Yes       Contracted  early    early       mid $20s     Followed by
                                                Mexico                               Jan 02   Jun 02                   3-month
                                                                                                                       commitment
                                                                                                                       in low $30s

Glomar Adriatic III      350'   MLT 116-C       Trinidad       Yes       Contracted  mid      late        mid $40s
                                                                                     Dec 01   Jun 02

Glomar Adriatic IV       328'   MLT 116-C       Gulf of        Yes       Contracted  early    late        high $20s
                                                Mexico                               May 02   Jun 02

Glomar Adriatic V        300'   MLT 116-C       Nigeria                  Contracted  early    late        mid $60s
                                                                                     Apr 02   Mar 03

Glomar Adriatic VI       225'   MLT 116-C       UK North Sea             Contracted  early    mid         low $70s
                                                                                     Feb 02   Sep 02

Glomar Adriatic VII      350'   MLT 116-C       Trinidad       Yes       Committed   late     late        low $50s
                                                                                     May 02   May 03

Glomar Adriatic VIII     328'   MLT 116-C       Nigeria                  Contracted  early    late        low $60s
                                                                                     Apr 02   Mar 03

Glomar Adriatic IX       350'   MLT 116-C       Angola         Yes       Contracted  late     mid         mid $70s     Followed by
                                                                                     Mar 02   Jul 02                   1-week
                                                                                                                       mobili-
                                                                                                                       zation;
                                                                                                                       followed by
                                                                                                                       5 1/2-month
                                                                                                                       commitment
                                                                                                                       in high
                                                                                                                       $50s;
                                                                                                                       followed
                                                                                                                       by 2-month
                                                                                                                       option in
                                                                                                                       high $50s

Glomar Adriatic X        350'   MLT 116-C       Gulf of        Yes       Shipyard    mid      mid         upgrade
                                                Mexico                               May 02   Aug 02

Glomar Adriatic XI       225'   MLT 116-C       UK North Sea   Yes       Contracted  early    early       mid $60s     Followed by
                                                                                     Jun 02   Aug 02                   1 1/2-month
                                                                                                                       option in
                                                                                                                       high $60s;
                                                                                                                       followed by
                                                                                                                       3 1/2-month
                                                                                                                       option in
                                                                                                                       high $60s

Glomar Baltic I          375'   MLT SUPER300    Trinidad       Yes       Shipyard    mid      mid         upgrade      Followed by
                                                                                     May 02   Jun 02                   2-week
                                                                                                                       mobilization
                                                                                                                       to Nigeria;
                                                                                                                       followed by
                                                                                                                       2-year
                                                                                                                       contract in
                                                                                                                       mid $70s

Glomar High Island I     250'   MLT 82-SD-C     Gulf of        Yes       Contracted  early    mid         high $10s    Followed by
                                                Mexico                               May 02   Jun 02                   1-month
                                                                                                                       contract in
                                                                                                                       high $20s

Glomar High Island II    270'   MLT 82-SD-C     Gulf of        Yes       Contracted  late     late        mid $20s     Followed by
                                                Mexico                               May 02   Jun 02                   18-month
                                                                                                                       commitment
                                                                                                                       at market
                                                                                                                       dayrate
                                                                                                                       that is
                                                                                                                       adjusted
                                                                                                                       every
                                                                                                                       3 months

Glomar High Island III   250'   MLT 82-SD-C     Gulf of        Yes       Contracted  early    late        high $10s    Followed by
                                                Mexico                               Apr 02   Jun 02                   1 1/2-month
                                                                                                                       contract in
                                                                                                                       the low
                                                                                                                       $20s;
                                                                                                                       followed by
                                                                                                                       1-month
                                                                                                                       contract in
                                                                                                                       high $20s

Glomar High Island IV    270'   MLT 82-SD-C     Gulf of        Yes       Contracted  late     mid         low $20s     Followed by
                                                Mexico                               Apr 02   Jun 02                   2-month
                                                                                                                       contract in
                                                                                                                       low $20s;
                                                                                                                       followed by
                                                                                                                       3-week
                                                                                                                       contract in
                                                                                                                       mid $20s

Glomar High Island V     270'   MLT 82-SD-C     Gabon          Yes       Contracted  early    late        low $60s     Followed by
                                                                                     May 02   Jul 02                   3-month
                                                                                                                       contract in
                                                                                                                       low $50s;
                                                                                                                       followed by
                                                                                                                       1 1/2-month
                                                                                                                       commitment
                                                                                                                       in low $60s;
                                                                                                                       followed by
                                                                                                                       1 1/2-month
                                                                                                                       option in
                                                                                                                       low $50s

Glomar High Island VII   250'   MLT 82-SD-C     Cameroon                 Contracted  mid      mid         mid $50s
                                                                                     Mar 02   Nov 02

Glomar High Island VIII  250'   MLT 82-SD-C     Gulf of        Yes       Contracted  early    late        high $10s
                                                Mexico                               Jun 02   Jun 02

Glomar High Island IX    250'   MLT 82-SD-C     Nigeria        Yes       Contracted  early    early       low $50s
                                                                                     Jan 02   Jul 03

Glomar Labrador I        300'   CFEMT-2005-C    Enroute to     Yes       Shipyard    early    mid
                                                N Sea                                Jun 02   Sep 02

Glomar Main Pass I       300'   F&G L780-II     Gulf of        Yes       Contracted  early    early       low $20s     Followed by
                                                Mexico                               May 02   Jun 02                   3-weeks
                                                                                                                       in shipyard

Glomar Main Pass IV      300'   F&G L780-II     Gulf of        Yes       Contracted  late     late        low $20s
                                                Mexico                               May 02   Jun 02

Key Gibraltar            300'   MLT 84-C        Vietnam        Yes       Contracted  mid      late        mid $60s
                                (modified)                                           Sep 01   Oct 02

Key Hawaii               300'   Mitsui 300-C    Saudi Arabia   Yes       Contracted  early    late        low $30s     Followed by
                                                                                     Jan 01   Feb 03                   10-month
                                                                                                                       option in
                                                                                                                       low $40s

Key Manhattan            350'   MLT 116-C       Tunisia                  Contracted  mid      late        mid $60s
                                                                                     Apr 02   Jan 03

Key Singapore            350'   MLT 116-C       Egypt          Yes       Contracted  mid      early       high $50s    Followed by
                                                                                     Feb 02   Jul 02                   2-month
                                                                                                                       option in
                                                                                                                       mid $50s;
                                                                                                                       followed by
                                                                                                                       5-weeks in
                                                                                                                       shipyard for
                                                                                                                       repairs;
                                                                                                                       followed by
                                                                                                                       9-month
                                                                                                                       option in
                                                                                                                       mid $50s

Magellan                 350'   F&G L-780       UK North Sea   Yes       Contracted  mid      late        low $110s    Followed by
                                Mod V                                                Feb 02   Aug 02                   6 1/2-month
                                                                                                                       contract in
                                                                                                                       low $110s

Monarch                  350'   F&G L-780       UK North Sea             Contracted  early    late        mid $70s     Followed by
                                Mod V                                                Apr 02   Nov 02                   2-year
                                                                                                                       contract in
                                                                                                                       mid $70s

Monitor                  350'   F&G L-780       UK North Sea             Contracted  early    late        mid $90s     Followed by
                                Mod V                                                Dec 01   Jun 02                   3-month
                                                                                                                       contract in
                                                                                                                       high $90s

Parameswara              300'   Baker           Indonesia                Contracted  early    mid         high $40s    Followed by
                                Marine BMC                                           Aug 01   Jun 02                   1-1/2 month
                                300 IC                                                                                 contract in
                                                                                                                       low $70s;
                                                                                                                       followed by
                                                                                                                       1-month in
                                                                                                                       shipyard for
                                                                                                                       upgrade;
                                                                                                                       followed by
                                                                                                                       2-year
                                                                                                                       commitment
                                                                                                                       in low $70s

Rig 103                  250'   MLT 52-C        Qatar                    Contracted  early    late        mid $50s
                                                                                     Oct 01   Sep 02

Rig 105                  250'   MLT 52-C        Gulf of Suez             Contracted  mid      mid         mid $30s
                                                                                     Dec 01   Dec 02

Rig 124                  250'   Modec           Gulf of Suez   Yes       Contracted  early    mid         mid $30s     Followed by
                                200C-45                                              Mar 02   Feb 03                   2-week
                                                                                                                       upgrade

Rig 127                  250'   F&G L-780       Qatar                    Contracted  early    late        low $60s
                                Mod II                                               Feb 02   Jan 03

Rig 134                  300'   F&G L-780       Malaysia                 Contracted  early    early       low $60s     Followed by
                                Mod II                                               Sep 01   Sep 03                   two 1-year
                                                                                                                       options at
                                                                                                                       mutually
                                                                                                                       agreed rate

Rig 136                  300'   F&G L-780       Singapore      Yes       Shipyard    mid      late        upgrade      Followed by
                                Mod II                                               Feb 02   July 02                  14-month
                                                                                                                       commitment
                                                                                                                       in high $60's


Rig 141                  250'   MLT 82-SD-C     Gulf of Suez             Contracted  early    early       mid $30s
                                                                                     Nov 01   Nov 02
------------------------------------------------------------------------------------------------------------------------------------
SEMISUBMERSIBLES (9)
------------------------------------------------------------------------------------------------------------------------------------
Aleutian Key           2,300'   F&G             Equatorial     Yes       Contracted  early    mid         low $70's
                                Enhanced        Guinea                               May 02   Jun 02
                                Pacesetter

Glomar Arctic I        3,400'   F&G L-907       Gulf of        Yes       Contracted  late     mid         mid $140s
                                                Mexico                               Jun 01   Jul 02

Glomar Arctic III      1,800'   F&G L-907       UK North Sea   Yes       Contracted  late     early       high $70s
                                                                                     Apr 02   Sep 02

Glomar Arctic IV       1,800'   F&G L-907       UK North Sea   Yes       Shipyard    early                upgrade
                                                                                     Jun 02

Glomar Celtic Sea      5,750'   F&G L-907       Gulf of        Yes       Contracted  early    late        high $80s
                                                Mexico                               Apr 02   Jul 02

Glomar Grand Banks     1,500'   AKER H-3.2      UK North Sea             Contracted  mid      mid         high $70s    Followed by
                                                                                     Feb 02   Jun 02                   1-month
                                                                                                                       mobilization
                                                                                                                       to Canada;
                                                                                                                       followed by
                                                                                                                       2-month
                                                                                                                       contract in
                                                                                                                       low $110s

Maersk Jutlander       1,200'   F&G L-907       Norway                   Contracted  mid      early       mid $100s
                                                                                     Mar 02   Sep 02

Rig 135                2,400'   F&G 9500        UK North Sea   Yes       Contracted  mid      early       high $60s    Followed by
                                Enhanced                                             Apr 02   Jul 02                   5-week
                                Pacesetter                                                                             contract in
                                                                                                                       low $80s;
                                                                                                                       followed by
                                                                                                                       3-month
                                                                                                                       commitment
                                                                                                                       in low $70s

Rig 140                2,400'   F&G 9500        UK North Sea   Yes       Contracted  early    early       low $80s     Followed by
                                Enhanced                                             Jun 02   Jul 02                   7-month
                                Pacesetter                                                                             contract at
                                                                                                                       market
                                                                                                                       dayrate
                                                                                                                       that is
                                                                                                                       adjusted
                                                                                                                       monthly
------------------------------------------------------------------------------------------------------------------------------------
DRILLSHIPS (4)
------------------------------------------------------------------------------------------------------------------------------------
Glomar C.R. Luigs      9,000'   GMDC            Gulf of        Yes       Contracted  early    mid         low $210's
                                                Mexico                               Feb 02   Mar 03

Glomar Explorer        7,800'   GMDC            Gulf of        Yes       Contracted  mid      mid         low $160s
                                                Mexico                               Feb 01   Sep 03

Glomar Jack Ryan       8,000'   GMDC            Gulf of        Yes       Contracted  late     early Sep   low $220s
                                                Mexico                               May 02   Sep 03

Glomar R.F. Bauer      2,750'   GMDC            Equatorial     Yes       Available
                                                Guinea
====================================================================================================================================
                                                             CHANGE                                                      ADDITIONAL
                      RATED                                   FROM                                         DAYRATE       COMMITMENTS
                     DRILLING                               PREVIOUS                 START    ESTIMATED      (IN          AND OTHER
RIG NAME              DEPTH      RIG DESIGN     LOCATION     MONTH      STATUS       DATE     END DATE    THOUSANDS)    INFORMATION*
------------------------------------------------------------------------------------------------------------------------------------
PLATFORM (1)
------------------------------------------------------------------------------------------------------------------------------------
Rig 82                20,000'   National        UK North Sea             Contracted           Evergreen   low $20s     Active
                                1320-UE                                                                                approxi-
                                                                                                                       mately 50%
                                                                                                                       of the year
------------------------------------------------------------------------------------------------------------------------------------
LAND RIGS (31)
------------------------------------------------------------------------------------------------------------------------------------
Rig 92                16,000'   National        Egypt          Yes       Contracted  late     mid         low $10s     Followed by
                                1320-UE                                              Oct 01   Oct 02                   6-month
                                                                                                                       option in
                                                                                                                       low $10s

Rig 94                20,000'   Oilwell         Egypt                    Contracted  mid      mid         low $10s
                                E-2000                                               Oct 01   Oct 02

Rig 97                20,000'   Dreco           Venezuela                Idle

Rig 102               16,000'   National        Kuwait-Saudi PNZ         Contracted  early    late        low $10s
                                110-UE                                               Jun 01   Jun 02

Rig 104               20,000'   National        Egypt                    Contracted  late     mid         low $10s
                                1320-UE                                              Feb 02   Nov 02

Rig 119               20,000'   Lee C. Moore    Venezuela                Idle

Rig 143                6,500'   Ideco H 37      Egypt                    Contracted  late     late        $5,000
                                ED                                                   Jul 01   Jul 02

Rig 144               30,000'   Emsco C3 111    Saudi Arabia   Yes       Contracted  mid      late        mid $10s
                                                                                     Jun 01   Jul 03

Rig 146               10,000'   Kremco 750      Kuwait                   Contracted  early    early       mid $10s
                                                                                     Sep 01   Sep 04

Rig 147               16,000'   National        Kuwait                   Idle
                                110-UE

Rig 150               11,500'   National        Oman                     Contracted  early    early       mid $10s
                                80-UE                                                Oct 01   Oct 03

Rig 151               11,500'   National        Oman                     Contracted  early    mid         mid $10s
                                80-UE                                                Jan 01   Apr 03

Rig 155               30,000'   Oilwell         Kuwait                   Contracted  early    early       high $10s
                                E-3000                                               Sep 01   Sep 04

Rig 157               17,000'   Dreco           Saudi Arabia             Contracted  early    late        low $10s
                                                                                     Jan 01   Sep 03

Rig 158               25,000'   Oilwell         Kuwait                   Contracted  early    early       high $10s
                                E-2000                                               Sep 01   Sep 04

Rig 159                8,000'   Cooper          Oman                     Idle
                                LTO-750

Rig 160               12,000'   Dreco 1250 E    Kuwait                   Contracted  early    early       mid $10s
                                                                                     Sep 01   Sep 04

Rig 161               12,000'   Dreco 1250 E    Kuwait                   Contracted  early    early       mid $10s
                                                                                     Sep 01   Sep 04

Rig 169               16,000'   National        Kuwait         Yes       Idle
                                110-UE

Rig 170               14,000'   National        Kuwait                   Idle
                                110-UE

Rig 171               10,000'   Oilwell         Kuwait-Saudi PNZ         Contracted  early    late        low $10s
                                660-E                                                Jul 01   Jul 02

Rig 172               10,000'   Oilwell         Kuwait                   Contracted  early    early       low $10s
                                660-E                                                Sep 01   Sep 04

Rig 173               30,000'   Dreco           Saudi Arabia             Contracted  early    late        mid $10s
                                                                                     Jan 01   May 03

Rig 174               30,000'   Pyramid         Saudi Arabia             Contracted  early    late        mid $10s
                                                                                     Jan 01   Jul 03

Rig 176               30,000'   Pyramid         Venezuela                Idle

Rig 177               30,000'   Dreco           Venezuela      Yes       Contracted  early    late        high $20s
                                                                                     May 01   Jun 02

Rig 178               20,000'   Pyramid         Venezuela                Idle

Rig 179               20,000'   Pyramid         Venezuela                Idle

Rig 180               30,000'   National        Kuwait                   Contracted  early    mid         low $20s     Followed by
                                1625-UE                                              Jan 01   Sep 02                   3 1/2-month
                                                                                                                       option in
                                                                                                                       low $20s

Rig 186               20,000'   Lee C. Moore    Venezuela      Yes       Contracted  early    late        high $10s    Followed by
                                                                                     Jan 02   Nov 02                   2-month
                                                                                                                       option in
                                                                                                                       low $20s

Rig 187               20,000'   Lee C. Moore    Venezuela                Idle

* Customer commitments referred to in this column are evidenced by formal contracts only when so noted. There is no implication or guarantee that present commitments not yet evidenced by contracts will result in contracts or that such contracts will be on terms identical to the commitments. In addition, the duration of commitments and contracts indicated in this column is, in some cases, an estimate based on the number of wells to be drilled pursuant to such commitments and contracts.